[USAA                         USAA MUTUAL FUND, INC.
EAGLE                       Science & Technology Fund
LOGO]                        First Start Growth Fund

                       SUPPLEMENT DATED DECEMBER 12, 1997
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED AUGUST 1, 1997


PORTFOLIO TRANSACTIONS on page 7 of the Statement of Additional Information has been amended to include the following as the second paragraph:

The Funds will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Funds contemplate that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, a discount brokerage service of the Manager. The Company's Board of Directors has adopted procedures in conformity with Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to USAA Brokerage Services are reasonable and fair. The Company's Board of Directors has authorized the Manager, as a member of the Chicago Stock Exchange, to effect portfolio transactions for the Funds on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.


31407-1297
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